UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: June 1, 2018

Photozou Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-201697	47-3003188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4-30-4F, Yotsuya

Shinjuku-ku, Tokyo, 160-0004, Japan

(Address of Principal Executive Offices)

2-24-13-904, Kamiosaki
Shinagawa-ku, Tokyo, 141-0021, Japan

(Former Address)

Telephone: +81-3-6303-9988

(Registrant's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements which involve risks and uncertainties, principally in the sections entitled “Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” or “should,” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including the risks outlined under “Risk Factors” or elsewhere in this Current Report on Form 8-K, which may cause our or our industry’s actual results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Moreover, we operate in a very competitive and rapidly changing environment. New risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements. All forward-looking statements included in this document are based on information available to us on the date hereof, and we assume no obligation to update any such forward-looking statements, except as expressly required by law.

You should not place undue reliance on any forward-looking statement, each of which applies only as of the date of this Current Report on Form 8-K. Before you invest in our securities, you should be aware that the occurrence of the events described in the section entitled “Risk Factors” and elsewhere in this Current Report on Form 8-K could negatively affect our business, operating results, financial condition and stock price. Except as required by law, we undertake no obligation to update or revise publicly any of the forward-looking statements after the date of this Current Report on Form 8-K to conform our statements to actual results or changed expectations.

All dollar amounts used throughout this Report are in US Dollars, unless otherwise stated. All amounts in Japanese yen used throughout this Report are preceded by JPY, for example JPY 500, is referring to 500 Japanese yen.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 31, 2018, we, “Photozou Holdings, Inc.,” also referred to herein as, “the Company,” entered into and consummated a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Koichi Ishizuka, our President, CEO, and Director. At the closing of the Stock Purchase Agreement, Koichi Ishizuka transferred to the Company, 10,000 shares of common stock of Photozou Koukoku Co., Ltd., a Japan corporation (“Photozou Koukoku”), which represented all of its issued and outstanding shares, in consideration of 1,000,000 JPY ($9,174 USD as of the exchange rate May 31, 2018). The Company has since gained a 100% interest in the issued and outstanding shares of Photozou Koukoku’s common stock and Photozou Koukoku is now a wholly owned subsidiary of the Company. The Company and Photozou Koukoku were under common control at the time of the acquisition.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Effective May 31, 2018, “the Company”, Photozou Holdings, Inc., and Mr. Koichi Ishizuka consummated a Stock Purchase Agreement for Photozou Koukoku Co., Ltd., and Photozou Koukoku became a 100% wholly-owned subsidiary of the Company.

Photozou Koukoku Co., Ltd. was incorporated under the laws of Japan on March 14, 2017. Currently, Photozou Koukoku is headquartered in Tokyo, Japan. The Company offers advertising services and sells cameras on consignment.

FORM 10 DISCLOSURE

As disclosed elsewhere in this report, the Company completed a Stock Purchase Agreement, which caused the Company to cease being defined as a “shell company” under the Securities Act of 1933, as amended. Item 2.01(f) of Form 8-K requires that if a registrant was a shell company, immediately before the transaction disclosed under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the closing of the Stock Purchase Agreement, except that information relating to periods prior to the date of the Stock Purchase Agreement only relates to the Company, unless otherwise specifically indicated.

BUSINESS INFORMATION

*Following our acquisition, as detailed on page 4, we now operate exclusively through our wholly owned subsidiary Photozou Koukoku Co., Ltd.

Photozou Koukoku - Business Information

Photozou Koukoku was incorporated under the laws of Japan on March 14, 2017. Currently, Photozou Koukoku is headquartered at 4-30-4F, Yotsuya, Shinjuku-ku, Tokyo, 160-0004, Japan. Photozou Koukoku’s office space is provided rent free by our Chief Executive Officer, Koichi Ishizuka.

Photozou Koukoku Co., Ltd.’s business operations are primarily focused around the sale of used cameras sold through the website http://kaitori.photozou.jp/, and online advertising through various channels. On April 17, 2017, Photozou Koukoku obtained a license to operate as a used goods merchant in Japan.

Background of Operations - Sale of Cameras

Photozou Koukoku deals mainly in high-class digital single lens reflex cameras produced by well known Japanese camera makers, e.g. Canon, Nikon, Fujifilm, etc. The used camera industry in Japan is a multi billion dollar industry and cameras made in Japan have worldwide appeal and recognition. The Company believes that due to the high quality of cameras created by Japanese camera makers that these will be the most appealing products to offer to the Japanese market. However, should market trends shift and the demand for cameras of other companies see a surge in popularity then Photozou Koukoku may consider the possibility of acquiring and reselling cameras by other manufacturers.

Purchasing

Photozou Koukoku primarily purchases used cameras from individual consumers in Japan. Photozou Koukoku’s supporting website at http://kaitori.photozou.jp/ can be used by interested parties to access pertinent information relating to selling their cameras. For example, there is a section of the website which discloses a price list by product. Through the website they can also request an estimate, review Photozou Koukoku’s procedure for purchasing cameras and fill out an application to sell their camera. Currently, Photozou Koukoku has hired, as an independent contractor, Mr. Takaharu Ogami to handle the entirety of all purchasing and selling activities of Photozou Koukoku’s camera business. Relating to his services to Photozou Koukoku, Mr. Takaharu is paid a monthly fee. The Company considers the sale of the cameras as being sold on consignment through Mr. Ogami’s efforts because he is responsible for the sale and shipping of the cameras at the expense of Photozou Koukoku. Photozou Koukoku is the legal owner of the camera(s) until the point of sale to the purchaser or purchaser(s).

Inventory

As of February 28, 2018, the Company held inventory comprised solely of used cameras in the amount of $19,069.

Selling

Photozou Koukoku sells used cameras to individual consumers through the supporting website at http://kaitori.photozou.jp/. Visitors to the site can view Photozou Koukoku’s current inventory which includes the specific brand and features of the cameras offered for sale. Additionally, from time to time cameras are sold online utilizing Yahoo auctions. Cameras are then shipped to the purchaser for a fee that is determined at a later date, and may differ on a case by case basis depending on the type of camera and method of delivery. In addition, Photozou Koukoku sells cameras to distributors through the sales efforts of Mr. Ogami.

Photozou Koukoku plans to expand its target customers to outside of Japan and intends to continuously evaluate the possibility of selling cameras directly to additional distributors.

Advertising Services

At present, Photozou Koukoku conducts two types of advertising services. These services include managing online photo contests and web advertising services specifically geared toward advertisements that are placed on what is known as “The Photozou-Social Networking Service.” The aforementioned is a social networking website, primarily for photo sharing. Its web address can be found here: http://photozou.jp/?lang=en. The online social networking website is owned entirely by Photozou Co., Ltd., a Japan Corporation, which our CEO and Director, Koichi Ishizuka, also owns and controls in its entirety.

Herein, we may refer to the aforementioned social networking website as “the Photozou-SNS”, “SNS”, “the website” or “the social networking site.”

Photozou Koukoku develops banner ads for third party companies and subsequently assists those clients with having those advertisements placed on the Photozou-SNS. Fees are determined on a case by case basis and vary depending on whether or not Photozou Co., Ltd contracts Photozou Koukoku to work with a pre-existing client, or if Photozou Koukoku obtains the client on their own accord.

It is possible that the Company will expand into offering additional online advertising services, and will create advertisements in forms other than banner ads, but no such plans have been fully developed at this point in time.

As mentioned above the Company also manages and operates photo contests that take place on the SNS. The photo contests are funded by third parties and are used as a way to promote and advertise the business operations of the third party companies hosting the photo contest(s), through the social networking site. Fees for this service are also on a case by case basis and vary depending on whether or not Photozou Co., Ltd contracts Photozou Koukoku to work with a pre-existing client, or if Photozou Koukoku obtains the client on their own accord.

The typical model for photo contest(s) follows several steps. Initially the photo contest, and any applicable themes and guidelines, are announced on the Photozou-SNS (which has more than 7 million registered users). Secondly, the participants have about two to three months to submit their photographs to the photo contest. Subsequently, the photographs will be judged on certain criteria depending on the type of contest and then the announcement of results (winners) will take place on Photozou-SNS. In order to attract individuals to take part in the photo contest incentives like prizes are offered. The prizes differ on a case by case basis but may consist of a combination of cash, gift cards, or other goods.

Currently, Photozou Koukoku manages and operates the “Wi-Ho Photo Contest” sponsored by Telecom Square Taiwan, Inc.

Promotional activity

Our CEO, Koichi Ishizuka has verbally consented that we may utilize the SNS to promote and advertise our own services.

We believe there to be a clear synergy between the operations of Photozou Koukoku and the Photozou-SNS, as Photozou-SNS is a website where users can upload and share pictures taken with their cameras. It is our belief that many individuals who are sharing, browsing and evaluating photographs online will have an interest in purchasing cameras for personal use and potentially to upload more photos on the website. They may also potentially own a business that seeks to run a photo contest via the SNS which we may benefit from should they decide to do so.

Future Plans

Over the next three months we, Photozou Koukoku, plan to develop our website further and begin advertising our inventory on Photozou-SNS. Additionally, we intend to increase our current level of inventory comprised of used cameras.

Subsequently, and over the next six months, we plan to increase the number of distributors and individual customers to whom we are directly selling used cameras. Additionally, there are plans, which are not fully developed, to expand the business and explore foreign markets.

RISK FACTORS

An investment in our common stock is highly speculative, and should only be made by persons who can afford to lose their entire investment in us. You should carefully consider the following risk factors and other information in this report before deciding to become a holder of our common stock. If any of the following risks actually occur, our business and financial results could be negatively affected to a significant extent.

We only have one officer and director, Koichi Ishizuka, and should we lose his services for any reason our business would be adversely affected.

Due to the fact that our Company, at present, only has one Executive Officer, should we lose his services our business operations would be adversely affected and, most likely, we would be forced to cease or suspend all operations.

At present the Company relies on Mr. Takaharu Ogami for all purchasing and selling activities. Should we lose his services, we would have to restructure the entirety of our used camera operations.

Currently all purchasing of used inventory, and subsequent selling of used inventory, is handled by Takaharu Ogami, with whom we have signed an agreement for him to act as an independent contractor. As we have delegated the entire used camera portion of our business operations to Mr. Ogami, should we lose his services as an independent contractor we would be forced to entirely overhaul our used camera business and seek another arrangement for the purchase and subsequent sale of used cameras.

At present we are supplied office and storage space free of charge by our Chief Executive Officer. However, should he no longer offer us this space, or alternatively should he decide to charge rent for the space, our operations could be adversely affected.

The Company is provided storage and office space rent free by our Chief Executive Officer Mr. Koichi Ishizuka. However, Mr. Ishizuka is under no obligation to continue to provide the Company this office and storage space rent free, or to provide this space to the Company at all. In the event that Mr. Ishizuka decides to charge rent for this space, we would either have to pay the rent or find an alternative location from which to conduct business. Also, in the event Mr. Ishizuka decides to no longer offer this space to the Company at all, we would have no choice but to relocate and find other office and storage space from which to carry out our operations.

Our used camera business is entirely dependent upon how many used cameras we are able to purchase from consumers. In the event we are not able to obtain used cameras in significant quantities, our business could be materially affected.

Given the fact that we rely entirely on purchasing used cameras from individual consumers, for the used camera portion of our business, there can be no assurances as to how many cameras we will have in stock at any point in time. The number of cameras we are able to purchase could vary based on a great many factors including, but not limited to, how many individuals are looking to sell used cameras in Japan, competition we may face from other used camera purchasers, general demand for cameras. Given that we cannot accurately predict how many used cameras we will be able to acquire in a given fiscal year, it is difficult to forecast the results of our operations.

Our marketing plans, at present, rely entirely on business connections and advertising on the Photozou-SNS. Should this prove ineffective, we may be forced to alter our marketing plans significantly.

At present, our marketing plans are limited to personal relationships that our Chief Executive Officer or independent contractor may have as well as advertising on the Photozou-SNS. In the event that we are not able to generate significant interest in our operations from either, or both, of these advertising methods then we may be forced to alter our marketing plan substantially. In the event that we cannot do so adequately, the material results of our business could suffer.

In the absence of revenue, we may be forced to rely on additional funding from Photozou Co., Ltd.

At present, we have not generated enough revenue to carry out our operations for any length of time. As of February 28, 2018 we have already borrowed $35,341 from Photozou Co., LTD. which is owned by our Chief Executive Officer, Mr. Koichi Ishizuka, and the total amount is due on demand and non-interest binding. Photozou Co., LTD. is under no obligation to continue to provide us with funding. In the event that we require additional funding, and Photozou Co., LTD. does not agree to provide us with additional capital, we may be forced to find alternative methods of financing or our business operations could be adversely affected and we may be forced to cease operations entirely.

Our advertising services are limited to creating advertisements on the Photozou-SNS. Should anything happen to the Photozou-SNS that would limit our ability to create advertisements on the platform, our business could be affected.

The advertising services we offer to independent third parties comprise banner advertisements that can be displayed on the Photozou-SNS. In the event that we are no longer able to create advertisements on this platform for any reason at all, including, but not limited to, the SNS becoming unavailable, a shift in the functions of the website, a fundamental change in their policies, etc. then we would no longer be able to offer the same advertising services. We would be forced to reevaluate and change our advertising services or, in a worst case scenario, suspend our efforts to offer advertising entirely.

Should we fail to attract interest in the photo contests we will set up for third parties, on the Photozou-SNS, then we may have difficulty attracting additional clients to utilize this service.

A portion of our advertising services are comprised of organizing and conducting photo contests on the Photozou-SNS. In the event that we are not able to attract enough participants to the photo contests, then third parties may not see our photo contests as a valuable method of advertisement for them/their company. In the event that we cannot generate enough publicity or interest in these contests, we may be forced to suspend them entirely or rework them in a manner that is appealing to the public and encourages participation.

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS FOR PHOTOZOU KOUKOKU CO., LTD.

At present, the Company has an agreement with Mr. Takaharu Ogami,whereas Mr. Ogamito, will handle all aspects of Photozou Koukoku’s busines activities relating to the buying and selling of used cameras on our behalf. We currently manage and operate the “Wi-Ho Photo Contest” sponsored by Telecom Square Taiwan. In the future we seek to manage further contests of the same sort.

As mentioned in our business plan we also offer advertising services whereas we assist third party companies with the creation of advertisements to be placed on the Photozou-SNS.

Over the next three months we plan to further develop the company’s website at http://kaitori.photozou.jp/ and begin promoting inventory on Photozou-SNS. Additionally, we intend to increase the number of cameras purchased from individuals to increase inventory. Subsequently, and over the next six months, we plan to increase the number of distributors and individual customers to whom we directly sell used cameras.

For the period from March 14, 2017 (Inception) through May 31, 2017 the company experienced a net loss in the amount of $13,724. Additionally, we generated total revenues in the amount of $5,953 with a cost of revenue totaling $441. The majority of our revenues thus far have been comprised of advertising services that we have provided to customers.

For the three months ended February 28, 2018 the company had net income in the amount of $1,086. Additionally, for the three months ended February 28, 2018 we generated total revenues in the amount of $203,277 with a cost of revenue totaling $175,358. The majority of our revenues for the three month period ending February 28, 2018 were comprised of the sale of used cameras sold under consignment.

For the nine months ended February 28, 2018 the company had a net loss in the amount of $13,493. Additionally, for the nine months ended February 28, 2018 we generated total revenues in the amount of $355,304 with a cost of revenue totaling $301,511. The majority of our revenues for the nine month period ending February 28, 2018 were comprised of the sale of used cameras sold under consignment.

We had cash and cash equivalents of $2,378 and inventory of $19,069 as of February 28, 2018.

As of May 31, 2017, the Company held inventory comprised solely of used cameras in the amount of $17,260.

As of February 28, 2018, the Company held inventory comprised solely of used cameras in the amount of $19,069.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of May 31, 2018 the Company had 8,000,000 shares of common stock and no shares of preferred stock issued and outstanding, which number of issued and outstanding shares of common stock and preferred stock have been used throughout this report.

Note: Pursuant to our Registration Statement deemed effective on June 20, 2017, we, “the Company,” sold a total of 3,037,300 shares of our common stock. The proceeds totaled $75,933. These shares were sold pursuant to Rule 419. The monies generated from the aforementioned capital raise were to be used to attempt to make an acquisition. We did not however, make an acquisition in the allotted time granted by Rule 419 therefore, on May 8, 2018, we conducted a stock cancellation of above 3,037,300 shares and the total funds of $75,933 were returned to investors.

Name and Address of Beneficial Owner	Shares of Common Stock Beneficially Owned	Common Stock Voting Percentage Beneficially Owned	Voting Shares of Preferred Stock	Preferred Stock Voting Percentage Beneficially Owned	Total Voting Percentage Beneficially Owned (1)
Executive Officers and Directors
Koichi Ishizuka (1)	0	0.00%	none	n/a	0.00%
5% or greater shareholders
Photozou, Co., Ltd. (2)	8,000,000	100%	none	n/a	100.00%

(1) Koichi Ishizuka is the President, CEO and Director of the Company.

(2) Mr. Koichi Ishizuka owns 100% of the issued and outstanding shares of Photozou, Co., Ltd.

Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Under this rule, certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire shares (for example, upon exercise of an option or warrant) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares is deemed to include the amount of shares beneficially owned by such person by reason of such acquisition rights. As a result, the percentage of outstanding shares of any person as shown in the following table does not necessarily reflect the person’s actual voting power at any particular date.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers and directors, after completion of the Stock Purchase Agreement, are as follows:

Photozou Holdings, Inc.

Name	Position	Age

Koichi Ishizuka	Chief Executive Officer, Chief Financial Officer, President, Director, Secretary, and Treasurer	45

Photozou Koukoku Co., Ltd

Name	Position	Age

Koichi Ishizuka	President, Chief Executive Officer and Director	45

Koichi Ishizuka

In 2004 Mr. Koichi Ishizuka graduated with his MBA from the University of Aoyama Gakuin. Several years later in 2011 he graduated from the Advanced Management Program at Harvard School of Business. Following Mr. Ishizuka’s formal education, he took a position as the head of marketing with Thomson Reuters, a mass media and information firm. Thereafter, he served as the CEO of Xinhua Finance Japan in 2006, Fate Corporation in 2008, and LCA Holdings., Ltd in 2009. Currently, Mr. Ishizuka serves as the Chief Executive Officer of OFF Line Co., Ltd., Photozou Co., Ltd., Photozou Holdings, Inc., and Photozou Koukoku Co., Ltd.. He has held the position of CEO with OFF Line Co., Ltd. Since 2013, Photozou Co., Ltd since 2016, Photozou Holdings, Inc since 2017 and Photozou Koukoku Co., Ltd. since 2017.

EXECUTIVE COMPENSATION

Summary Compensation for Photozou Koukoku Co., Ltd.:

The table below summarizes all compensation awarded to, earned by, or paid to the officers and directors of Photozou Koukoku Co., Ltd. for the year ended November 30, 2017.

SUMMARY COMPENSATION TABLE
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Koichi Ishizuka Chief Executive Officer, Director	2017	0	0	0	0	0	0	0	0

Stock Option Grants

Photozou Koukoku has not granted any stock options to our executive officers since our incorporation.

Employment Agreements

Photozou Koukoku does not have an employment or consulting agreement with any officers or Directors.

Summary Compensation for Photozou Holdings, Inc.:

Name and principal position (a)	As of November 30, (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-equity incentive plan compensation ($) (g)	Non-qualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)

Koichi Ishizuka, Sole Officer and Director	2016	-	-	-	-	-	-	-	-

Name and principal position (a)	As of November 30 (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards ($) (f)	Non-equity incentive plan compensation ($) (g)	Non-qualified deferred compensation earnings ($) (h)	All other compensation ($) (i)	Total ($) (j)

Koichi Ishizuka, Sole Officer and Director	2017	-	-	-	-	-	-	-	-

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS FOR PHOTOZOU KOUKOKU CO., LTD.

During the period ended February 28, 2018, Photozou Koukoku borrowed $44,602 from Photozou Co., Ltd., a Company controlled by Koichi Ishizuka, CEO. During the period ended February 28, 2018, Photozou Koukoku repaid $30.937 to Photozou Co., Ltd.. The total due as of February 28, 2018 was $77,735 and is due on demand and non-interest bearing.

During the period ended February 28, 2018, the Company had account receivable of $21,277 to Offline Co., Ltd., a Company controlled by Koichi Ishizuka, CEO. The total amount as of February 28, 2018 was $21,277.

During the period ended February 28, 2018, the Company had revenue of $20,515 from Offline Co., Ltd., a Company controlled by Koichi Ishizuka, CEO.

On April 1, 2017, the Company purchased a camera trading website from Photozou Co., Ltd and recorded a historical carryover basis of zero.

Photozou Koukoku is headquartered at 4-30-4F, Yotsuya, Shinjuku-ku, Tokyo, 160-0004, Japan. Photozou Koukoku’s office space is provided rent free by our Chief Executive Officer, Koichi Ishizuka.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS FOR PHOTOZOU HOLDINGS, INC.

During the year ended November 30, 2017, our sole officer and director contributed additional paid in capital in the amount of $12,400 to fund operating expenses of which $6,050 was paid directly on behalf of the Company for the year ended November 30, 2017 operating expenses and $6,350 was paid directly on behalf of the Company for prior year accrued expenses.

As of November 30, 2017, the Company had $16,960 owed to Photozou Co., Ltd., a related party for payments paid directly to fund operations on behalf of the Company. These are due on demand and bear no interest.

As of February 28, 2018, the Company had $35,341 owed to Photozou Co., Ltd., a related party, of which $18,381 were for payments paid directly to fund operations on behalf of the Company during the period February 28, 2018. These are unsecured, due on demand and bear no interest.

The Company utilizes the office space and equipment of our management at no cost. Management estimates such amounts to be immaterial.

LEGAL PROCEEDINGS

From time to time, We, and our wholly owned subsidiary, Photozou Koukoku, may become party to litigation or other legal proceedings that we consider to be a part of the ordinary course of our business. We and or wholly owned subsidiary are not currently involved in legal proceedings that could reasonably be expected to have a material adverse effect on our business, prospects, financial condition or results of operations. We and our wholly owned subsidiary may become involved in material legal proceedings in the future.

RECENT SALES OF UNREGISTERED SECURITIES

None.

DESCRIPTION OF SECURITIES

COMMON STOCK

Photozou Holdings, Inc. is authorized to issue 500,000,000 shares of common stock, $0.0001 par value.

On January 13, 2017, Thomas DeNunzio sold 8,000,000 shares of our restricted common stock, which represented all of our issued and outstanding shares at the time, to Photozou Co., Ltd., a Japan Corporation. The shares were sold for an aggregate purchase price of $100,000. Photozou Co., Ltd. is controlled by Koichi Ishizuka, a Japanese citizen. The aforementioned shares were sold pursuant to Regulation S of the Securities Act of 1933, as amended ("Regulation S"). No directed selling efforts were made in the United States.

Pursuant to our Registration Statement deemed effective on June 20, 2017, we, "the Company," sold a total of 3,037,300 shares of our common stock. The proceeds totaled $75,933. These shares were sold pursuant to Rule 419. The monies generated from the aforementioned capital raise were to be used to attempt to make an acquisition. We did not however, make an acquisition in the allotted time granted by Rule 419 therefore, on May 8, 2018, we conducted a stock cancellation of above 3,037,300 shares and the total funds of $75,933 were returned to investors.

As of the date of this filing, the Company has 8,000,000 shares of $0.0001 par value common stock issued and outstanding held by Photozou Co., Ltd., a Company owned and controlled entirely by Koichi Ishizuka, our sole officer and director.

Holders of shares of Common Stock shall be entitled to cast one vote for each share held at all stockholders’ meetings for all purposes including the election of directors. The Common Stock does not have cumulative voting rights.

Our sole director can not change the vote per share and or other rights of stockholders without consent.

The Company has no current plans to either issue any preferred stock or adopt any series, preferences or other classification of preferred stock.

PREEMPTIVE RIGHTS

No holder of any shares of Photozou Holdings, Inc. stock has preemptive or preferential rights to acquire or subscribe for any unissued shares of any class of stock or any unauthorized securities convertible into or carrying any right, option or warrant to subscribe for or acquire shares of any class of stock not disclosed herein.

NON-CUMULATIVE VOTING

Holders of Photozou Holdings, Inc. common stock do not have cumulative voting rights, which means that the holders of more than 50.0% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in such event, the holders of the remaining shares will not be able to elect any directors.

CASH DIVIDENDS

As of the date of this prospectus, Photozou Holdings, Inc. has not paid any cash dividends to stockholders. The declaration of any future cash dividend will be at the discretion of the Board of Directors and will depend upon earnings, if any, capital requirements and our financial position, general economic conditions, and other pertinent conditions. The Company does not intend to pay any cash dividends in the foreseeable future, but rather to reinvest earnings, if any, in business operations.

ITEM 5.06. CHANGE IN SHELL COMPANY STATUS

Upon the closing of the Stock Purchase Agreement (as described in Item 1.01 and 2.01, above), we ceased our status as a “shell company,” as defined in Rule 12b-2 under the Exchange Act of 1934, as amended (the “Exchange Act”).

Additionally, in connection with the closing of the Stock Purchase Agreement, the Company changed its business focus to that of Photozou Koukoku Co., Ltd. Photozou Koukoku offers advertising services and sells cameras on consignment.

Accordingly, we have set forth herein the information, including the information with respect to our new operations that would be required if we were filing a general form for registration of securities on Form 10 under the Exchange Act.

ITEM 9.01. FINANCIAL STATEMENTS

*The Financial Statements for Photozou Holdings, Inc. are hereby incorporated by reference.

The Audited Financial Statements for Photozou Holdings, Inc., in regards to our last two fiscal years, can be found in our Form 10-K filed on 2/13/18, which is publicly available on www.sec.gov

The Unaudited Financial Statements for Photozou Holdings, Inc., in regards to our last quarter end filed with the SEC, can be found in our Form 10-Q filed on 4/16/18, which is publicly available on www.sec.gov

PHOTOZOU KOUKOKU CO., LTD.

INDEX TO FINANCIAL STATEMENTS

Pages

Report of Independent Registered Public Accounting Firm	F2

Balance Sheet as of May 31, 2017	F3

Statement of Operations and Comprehensive Loss for the period from March 14, 2017 (inception) to May 31, 2017	F4

Statement of Changes in Shareholders’ Deficit for the period from March 14, 2017 (inception) to May 31, 2017	F5

Statement of Cash Flows for the period from March 14, 2017 (inception) to May 31, 2017	F6

Notes to Financial Statements	F7-F9

-F1-

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders

Photozou Koukoku Co., Ltd.

Tokyo, Japan

We have audited the accompanying balance sheet of Photozou Koukoku Co., Ltd. (the “Company”) as of May 31, 2017, and the related statements of operations and comprehensive loss, changes in stockholders’ deficit, and cash flows for the period from March 14, 2017 (Inception) through May 31, 2017. These financial statements are the responsibility of the entity’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States) and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform an audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Photozou Koukoku Co., Ltd. as of May 31, 2017, and the results of its operations and its cash flows for the period from March 14, 2017 (Inception) through May 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ MaloneBailey, LLP

www.malonebailey.com

Houston, Texas

December 19, 2017

-F2-

PHOTOZOU KOUKOKU CO., LTD.
BALANCE SHEET

May 31, 2017
ASSETS
Current Assets
Cash and cash equivalents	$43,256
Prepaid expenses	5,734
Accounts receivable- trade	473
Inventory	17,260

TOTAL CURRENT ASSETS	66,723

TOTAL ASSETS	$66,723

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities
Accounts payable-trade	$2,081
Due to related party	61,709
Accrued expenses	505
Deferred revenue	16,142

TOTAL CURRENT LIABILITIES	80,437

TOTAL LIABILITIES	80,437

Shareholders' Deficit
Common stock (No par value, 100,000,000 shares authorized,
10,000 shares issued and outstanding as of May 31, 2017)	87
Accumulated deficit	(13,724)
Accumulated other comprehensive loss	(77)

TOTAL SHAREHOLDERS' DEFICIT	(13,714)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$66,723

See Accompanying Notes to Financial Statements.

-F3-

PHOTOZOU KOUKOKU CO., LTD.
STATEMENT OF OPERATIONS AND COMPREHENSIVE LOSS

For the period from March 14, 2017 (Inception) through May 31, 2017
Revenues
Revenue from cameras sold	$524
Service revenue	5,429

Total revenues	5,953

Cost of revenues	441

Gross profit	5,512

Operating Expenses
General and Administrative Expenses	$19,236

Total Operating expenses	19,236

NET LOSS	$(13,724)

Other Comprehensive Income
Foreign currency translation adjustment	(77)

TOTAL COMPREHENSIVE LOSS	$(13,801)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(1.37)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	10,000

See Accompanying Notes to Financial Statements.

-F4-

PHOTOZOU KOUKOKU CO., LTD.
STATEMENT OF CHANGES IN SHAREHOLDERS' DEFICIT
FOR THE PERIOD FROM MARCH 14, 2017 (INCEPTION) THROUGH MAY 31, 2017

			ADDITIONAL	OTHER
	COMMON STOCK		PAID IN	COMPREHENSIVE	ACCUMULATED
	NUMBER	AMOUNT	CAPITAL	INCOME	(DEFICIT)	TOTALS

Common stock issued for cash on March 14, 2017 (Inception)	10,000	$87	$-	$-	$-	$87
Net loss for the period	-	-	-	-	(13,724)	(13,724)
Foreign currency translation	-	-	-	(77)	-	(77)
Balance May 31, 2017	10,000	$87	$-	$(77)	$(13,724)	$(13,714)

See Accompanying Notes to Financial Statements.

-F5-

PHOTOZOU KOUKOKU CO., LTD.
STATEMENT OF CASH FLOWS

For the period from March 14, 2017 (Inception) through May 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net loss	$(13,724)
Adjustments to reconcile net loss to net cash used in operating activities:
Changes in operating assets and liabilities:
Prepaid expenses	(5,734)
Accounts receivable- trade	(473)
Deferred revenue	16,142
Inventory	(17,260)
Accounts payable- trade	2,081
Accrued expenses	505
Net cash used in operating activities	(18,463)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from due to related party	61,709
Common stock issued for cash	87
Net cash provided by financing activities	61,796

Net effect of exchange rate changes on cash	(77)

Net Change in Cash and Cash equivalents	43,256
Cash and cash equivalents - beginning of period	-
Cash and cash equivalents - end of period	$43,256

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$-
Income taxes paid	-

See Accompanying Notes to Financial Statements.

-F6-

PHOTOZOU KOUKOKU CO., LTD.

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM MARCH 14, 2017 (INCEPTION) THROUGH MAY 31, 2017

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Photozou Koukoku Co., Ltd. (the “Company”), a growth company, was incorporated under the laws of Japan on March 14, 2017.

Currently, the Company is headquartered in Tokyo, Japan and its primary business is the sale of used cameras and online advertising services.

The Company elected May 31st as its fiscal year end.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND USE OF ESTIMATES

The presentation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting periods. The most significant estimates and assumptions made by management include going concern, valuation allowance on deferred income tax, inventory obsolescence and sales allowance. Operating results in the future could vary from the amounts derived from management's estimates and assumptions.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company follows ASC 820, “Fair Value Measurements and Disclosures”, which defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from independent sources (observable inputs) and (2) an entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs). The fair value hierarchy consists of three broad levels, which gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described:

· Level 1 - Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

· Level 2 - Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly, including quoted prices for similar assets or liabilities in active markets; quoted prices for identical or similar assets or liabilities in markets that are not active; inputs other than quoted prices that are observable for the asset or liability (e.g., interest rates); and inputs that are derived principally from or corroborated by observable market data by correlation or other means.

· Level 3 - Inputs that are both significant to the fair value measurement and unobservable.

For certain of the Company’s financial instruments, including cash and cash equivalents, prepaid expenses and other current assets, deferred tax assets, accrued expenses and other current liabilities, the carrying amounts approximate fair values due to their short maturities.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated. It is not, however, practical to determine the fair value of amounts due from/to related parties due to their related party nature.

RELATED PARTY TRANSACTION

The Company accounts for related party transactions in accordance with ASC 850 ("Related Party Disclosures"). A related party is generally defined as (i) any person that holds 10% or more of the Company's securities and their immediate families, (ii) the Company's management, (iii) someone that directly or indirectly controls, is controlled by or is under common control with the Company, or (iv) anyone who can significantly influence the financial and operating decisions of the Company. A transaction is considered to be a related party transaction when there is a transfer of resources or obligations between related parties. The Company conducts business with its related parties in the ordinary course of business.

Transactions involving related parties cannot be presumed to be carried out on an arm's-length basis, as the requisite conditions of competitive, free market dealings may not exist. Representations about transactions with related parties, if made, shall not imply that the related party transactions were consummated on terms equivalent to those that prevail in arm's-length transactions unless such representations can be substantiated.

CASH EQUIVALENTS

The Company considers all highly liquid investments with maturities of three months or less at the time of purchase to be cash equivalents.

ACCOUNTS RECEIVABLE AND CREDIT POLICIES

Accounts receivable are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. If there is a claim for a defect of product after within four days after arrival of goods, the Company shall accept a goods return.

INVENTORY

Inventory, consisting of used cameras, are primarily accounted for using the specific identification method, and are valued at the lower of cost or market value. This valuation requires the Company to make judgments, based on currently-available information, about the likely method of disposition, such as through sales to individual customers, returns to product vendors, or liquidations, and expected recoverable values of each disposition category.

As of May 31, 2017, the Company held inventory comprised solely of used cameras in the amount of $17,260.

-F7-

FOREIGN CURRENCY TRANSLATION

The Company maintains its books and record in its local currency, Japanese YEN (“JPY”), which is a functional currency as being the primary currency of the economic environment in which its operation is conducted. Transactions denominated in currencies other than the functional currency are translated into the functional currency at the exchange rates prevailing at the dates of the transaction. Monetary assets and liabilities denominated in currencies other than the functional currency are translated into the functional currency using the applicable exchange rates at the balance sheet dates. The resulting exchange differences are recorded in the statements of operations.

The reporting currency of the Company is the United States Dollars (“US$”) and the accompanying consolidated financial statements have been expressed in US$. In accordance with ASC Topic 830-30, “Translation of Financial Statement”, assets and liabilities of the Company whose functional currency is not US$ are translated into US$, using the exchange rate on the balance sheet date. Revenues and expenses are translated at average rates prevailing during the period. The gains and losses resulting from translation of financial statements are recorded as a separate component of accumulated other comprehensive income within the statements of shareholders’ equity.

Translation of amounts from the local currency of the Company into US$1 has been made at the following exchange rates:

May 31, 2017
Current JPY: US$1 exchange rate	110.75
Average JPY: US$1 exchange rate	111.40

COMPREHENSIVE INCOME OR LOSS

ASC Topic 220, “Comprehensive Income”, establishes standards for reporting and display of comprehensive income or loss, its components and accumulated balances. Comprehensive income or loss as defined includes all changes in equity during a period from non-owner sources. Accumulated comprehensive income, as presented in the accompanying consolidated statements of shareholders’ equity consists of changes in unrealized gains and losses on foreign currency translation.

REVENUE RECOGNITION AND DEFERRED REVENUE

The Company applies paragraph 605-10-S99-1 of the FASB Accounting Standards Codification for revenue recognition. The Company will recognize revenue when it is realized or realizable and earned. The Company considers revenue realized or realizable and earned when all of the following criteria are met: (i) persuasive evidence of an arrangement exists, (ii) the product has been shipped or the services have been rendered to the customer, (iii) the sales price is fixed or determinable, and (iv) collectability is reasonably assured. The Company provides the warranty for the delivery of its service. If the Company cannot deliver its service to customers successfully, the Company retry its operation until the delivery is completed.

In case of the service for the photo contest, the Company applies the percentage of completion method and unfinished part of collected cash is accounted as a deferred revenue.

Revenue for used cameras is recognized when the cameras are delivered to the customer.

NET LOSS PER COMMON SHARE

Net income per common share is computed pursuant to section 260-10-45 of the FASB Accounting Standards Codification. Basic net loss per share is computed by dividing net loss by the weighted average number of shares of common stock outstanding during the period. Diluted net loss per share is computed by dividing net loss by the weighted average number of shares of common stock and potentially outstanding shares of common stock during each period. There were no potentially dilutive shares outstanding as of May 31, 2017.

CONCENTRATION OF CREDIT RISKS

Financial instruments that potentially expose the Company to concentrations of credit risk consist primarily of cash and cash equivalents and accounts receivable. The Company places its cash and cash equivalents with financial institutions. The Company does not require collateral or other security to support financial instruments subject to credit risks. With respect to trade receivables, the Company routinely assesses the financial strength of its customers and, as a consequence, believes that the receivable credit risk exposure is limited.

RECENT ACCOUNTING PRONOUNCEMENTS

In January 2017, the FASB issued ASU 2017-03, “Accounting Changes and Error Corrections (Topic 250) and Investments - Equity Method and Joint Ventures (Topic 323)”. This pronouncement amends the SEC’s reporting requirements for public filers in regard to new accounting pronouncements or existing pronouncements that have not yet been adopted. Companies are to provide qualitative disclosures if they have not yet implemented an accounting standards update. Companies should disclose if they are unable to estimate the impact of a specific pronouncement, and provide disclosures including a description of the effect on accounting policies that the registrant expects to apply. These provisions apply to all pronouncements that have not yet been implemented by registrants. There are additional provisions that relate to corrections to several other prior FASB pronouncements. The Company has incorporated language into other recently issued accounting pronouncement notes, where relevant for the corrections in FASB ASU 2017-03. The Company is implementing the updated SEC requirements on not yet adopted accounting pronouncements with these consolidated financial statements.

In September 2017, the FASB has issued Accounting Standards Update (ASU) No. 2017-13, “Revenue Recognition (Topic 605), Revenue from Contracts with Customers (Topic 606), Leases (Topic 840), and Leases (Topic 842): Amendments to SEC Paragraphs Pursuant to the Staff Announcement at the July 20, 2017 EITF Meeting and Rescission of Prior SEC Staff Announcements and Observer Comments.” The amendments in ASU No. 2017-13 amends the early adoption date option for certain companies related to the adoption of ASU No. 2014-09 and ASU No. 2016-02. Both of the below entities may still adopt using the public company adoption guidance in the related ASUs, as amended. The effective date is the same as the effective date and transition requirements for the amendments for ASU 2014-09 and ASU 2016-02

NOTE 3 - GOING CONCERN

The accompanying financial statements are prepared on a basis of accounting assuming that the Company is a going concern that contemplates realization of assets and satisfaction of liabilities in the normal course of business. The Company is in the early stage of operations and has net loss from inception and negative cash flows. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue- producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

-F8-

NOTE 4 - STOCKHOLDER’S EQUITY

The Company is authorized to issue 100,000,000 shares, no par value.

On March 14, 2016, the Company issued 10,000 shares of common stock to the Koichi Ishizuka, CEO in consideration for cash of 10,000 JPY ($87 USD).

NOTE 5 - RELATED-PARTY TRANSACTIONS

During the period May 31, 2017, the Company borrowed $61,709 from Photozou Co., Ltd., a Company controlled by Koichi Ishizuka, CEO. The total due as of May 31, 2017 is $61,709 and is due on demand and non-interest bearing.

On April 1, 2017, the Company purchased a camera trading website from Photozou Co., Ltd and record at historical carryover basis of zero.

During the period May 31, 2017, the Company rented office space and storage space from the Company’s officer free of charge.

NOTE 6 - CONCENTRATION

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of purchases of inventory on consignment, accounts receivable and revenue.

Concentration of Purchase

During the period May 31, 2017, 85.7% of the inventory is purchased from one supplier in the amount of $14,825.

Concentration of Revenue

Net revenues from customers accounting for 10% or more of total revenues are as follows:

During the period May 31, 2017, 91.2% of the revenue is generated from one customer in the amount of $5,429.

Concentration of Accounts Receivable

The Company performs ongoing credit evaluations of its customers and does not require collateral related to its accounts receivable. At May 31, 2017, accounts receivable from one customer comprised 100% of the company’s total accounts receivable.

NOTE 7 - COMMITMENTS AND CONTINGENCIES

On March 17, 2017, the Company entered into an agreement with Telecom Square Taiwan, Inc. (the “Telecom”) whereas the Company will provide management services for a photo contest in consideration of NTD 48,500 ($16,142 USD).

Term of contract

The photo contests shall be held 4 times and the Company shall host and manage the contests through April 30, 2018. The agreement to perform the aforementioned services may be extended with the Telecom’s consent. If the Company delays any service(s) without notice, the Company shall pay a penalty.

Schedule of Services

1st Inspection               June 19, 2017                   Degree of completion 25%

2nd Inspection              September 18, 2017         Degree of completion 50%

3rd Inspection               December 18, 2017          Degree of completion 75%

4th Inspection               March 19, 2018               Degree of completion 100%

As of May 31, 2017 no percentage was completed.

On May 1, 2017, the Company entered into a consignment agreement with Mr. Takahara Ogami, whereas he is to act as an independent contractor to Photozou Koukoku. The services he is to provide include, but are not limited to, handling the operations of Photozou Koukoku's used camera retail business through purchasing, selling and delivery of cameras by Mr. Ogami. He is compensated JPY 400,000 ($3,600) a month. Unless either party expresses, in writing, their intention to terminate the agreement then it shall run another three months automatically.

The Company considers the sale of the cameras as being sold on consignment through Mr. Ogami’s efforts because he is responsible for the sale and shipping of the cameras at the expense of Photozou Koukoku. Photozou Koukoku is the legal owner of the camera(s) until the point of sale to the purchaser or purchaser(s).

NOTE 8 - INCOME TAX

The Company conducts its major businesses in Japan and is subject to tax in this jurisdiction. As a result of its business activities, the Company files tax returns that are subject to examination by the local tax authority.

National income tax in Japan is charged at 15% of a company’s assessable profit. The Company was incorporated in Japan and is subject to Japanese national income tax and city income tax at the applicable tax rates on the taxable income as reported in their Japanese statutory accounts in accordance with the relevant enterprises income tax laws.

For the period ended May 31, 2017, the Company has incurred net losses and, therefore, has no tax liability. The net deferred tax asset generated by the loss carry forward has been fully reserved. The cumulative net operating loss carry forward is approximately $13,724 as at May 31, 2017 and will expire beginning in the year 2037.

The cumulative tax effect at the expected rate of 25% of significant items comprising our net deferred tax amount is as follows:

May 31, 2017
Deferred tax asset attributable to
Net operating loss carryover	3,431
Valuation allowance	(3,431)
Net deferred tax assets	$-

NOTE 9 - SUBSEQUENT EVENTS

Subsequent to May 31, 2017, the Company borrowed  $17,927 from Photozou Co., Ltd., a Company controlled by Koichi Ishizuka, CEO. During the same period, the Company repaid  $24,915 to Photozou Co., Ltd.. The current balance of this loan is $53,826. The amounts borrowed are due on demand and non-interest bearing.

On December 18, 2017, Photozou Holdings, Inc. (“Photozou Holdings”) entered into a Stock Purchase Agreement with Koichi Ishizuka, our President, CEO, Director and majority owner. At the closing of the Stock Purchase Agreement (which is contingent upon a 80% reconfirmation vote under Rule 419), Koichi Ishizuka will transfer to Photozou Holdings, 10,000 shares of the common stock of the Company, which represents all of its issued and outstanding shares, in consideration of 6,900,000 JPY ($60,766 USD translated by the exchange rate as of December 11, 2017) and Photozou Holdings will gain a 100% interest in the issued and outstanding shares of the Company’s common stock and the Company will become a wholly owned subsidiary of Photozou Holdings. The Company and Photozou Holdings were under common control.

-F9-

PHOTOZOU KOUKOKU CO., LTD.

INDEX TO FINANCIAL STATEMENTS

Pages

Balance Sheets at February 28, 2018 and May 31, 2017 (Unaudited)	F11

Statement of Operations and Comprehensive Loss for the three months ended February 28, 2018 (Unaudited)	F12

Statement of Cash Flows for the three months ended February 28, 2018 (Unaudited)	F13

Notes to Financial Statements (Unaudited)	F14

-F10-

PHOTOZOU KOUKOKU CO., LTD.
BALANCE SHEETS
(UNAUDITED)

	February 28, 2018	May 31, 2017

ASSETS
Current Assets
Cash and cash equivalents	$2,378	$43,256
Prepaid expenses	992	5,734
Accounts receivable - trade	8,860	473
Accounts receivable - related party	21,277	-
Inventories- consignment	19,069	17,260

TOTAL CURRENT ASSETS	52,576	66,723

Property, plant and equipment
Software	2,025	-
Less accumulated depreciation and amortization	(270)	-

TOTAL PROPERTY, PLANT AND EQUIPMENT	1,755	-

Intangible assets	-	-

TOTAL ASSETS	$54,331	$66,723

LIABILITIES AND SHAREHOLDER'S DEFICIT
Current Liabilities
Accounts payable-trade	$-	$2,081
Due to related party	77,735	61,709
Accrued expenses	602	505
Deferred revenue	4,218	16,142

TOTAL CURRENT LIABILITIES	82,555	80,437

TOTAL LIABILITIES	82,555	80,437

Shareholders' Deficit
Common stock (No par value, 100,000,000 shares authorized,
10,000 shares issued and outstanding as of February 28, 2018 and May 31, 2017)	87	87
Accumulated deficit	(27,217)	(13,724)
Accumulated other comprehensive loss	(1,094)	(77)

TOTAL SHAREHOLDERS' DEFICIT	(28,224)	(13,714)

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT	$54,331	$66,723

See Accompanying Notes to Unaudited Financial Statements.

-F11-

PHOTOZOU KOUKOKU CO., LTD.
STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS
(UNAUDITED)
	For the three months	For the nine months
	ended	ended
	February 28, 2018	February 28, 2018
Revenues
Revenue from cameras sold	$183,665	$316,782
Service revenue	7,069	18,007
Revenue from related party	12,543	20,515

Total revenues	203,277	355,304

Cost of revenues	175,358	301,511

Gross profit	27,919	53,793

Operating Expenses
General and Administrative Expenses	$26,833	$67,286

Total Operating expenses	26,833	67,286

NET INCOME (LOSS)	$1,086	$(13,493)

Other Comprehensive Income
Foreign currency translation adjustment	(1,343)	(1,017)

TOTAL COMPREHENSIVE LOSS	$(257)	$(14,510)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.03)	$(1.45)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	10,000	10,000

See Accompanying Notes to Unaudited Financial Statements.

-F12-

PHOTOZOU KOUKOKU CO., LTD.
STATEMENT OF CASH FLOWS
(UNAUDITED)
For the nine months
ended
February 28, 2018

CASH FLOWS FROM OPERATING ACTIVITIES
Net Loss	$(13,493)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization expenses	270
Changes in operating assets and liabilities:
Prepaid expenses	4,742
Accounts receivable- trade	(8,387)
Accounts receivable- related party	(21,277)
Deferred revenue	(11,924)
Inventories- consignment	(1,809)
Accounts payable and Accrued expenses	(1,984)
Net cash used in operating activities	(53,862)

CASH FLOWS FROM INVESTING ACTIVITIES
Cash paid for purchase of software	(2,025)
Net cash used in investing activities	(2,025)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from due to related party	44,602
Repayment of due to related party	(30,937)
Net cash used in financing activities	13,665

Net effect of exchange rate changes on cash	1,344

Net Change in Cash and Cash equivalents	(40,878)
Cash and cash equivalents - beginning of period	43,256
Cash and cash equivalents - end of period	$2,378

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$-
Income taxes paid	-

See Accompanying Notes to Unaudited Financial Statements.

-F13-

PHOTOZOU KOUKOKU CO., LTD.

NOTES TO FINANCIAL STATEMENTS

AS OF FEBRUARY 28, 2018

(UNAUDITED)

NOTE 1 - ORGANIZATION, DESCRIPTION OF BUSINESS, AND BASIS OF PRESENTATION

Photozou Koukoku Co., Ltd. (the “Company”), a growth company, was incorporated under the laws of Japan on March 14, 2017.

Currently, the Company is headquartered in Tokyo, Japan and its primary business is the sale of used cameras and online advertising services.

The Company elected May 31st as its fiscal year end.

Translation of amounts from the local currency of the Company into US$1 has been made at the following exchange rates:

February 28, 2018
Current JPY: US$1 exchange rate	106.67
Average JPY: US$1 exchange rate	110.63

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION AND USE OF ESTIMATES

The accompanying unaudited interim financial statements have been prepared in accordance with generally accepted accounting principles in the United States of America for interim financial information and with the instructions to Regulation S-X. These unaudited interim financial statements do not include all of the information required for full annual financial statements and should be read in conjunction with the Company’s audited financial statements for the period ended May 31, 2017, thereto contained herein this 8-K.

In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for: (a) the financial position; (b) the result of operations; and (c) cash flows, have been made in order to make the financial statements presented not misleading. The results of operations for such interim periods are not necessarily indicative of operations for a full year.

NOTE 3 - GOING CONCERN

The accompanying financial statements are prepared on a basis of accounting assuming that the Company is a going concern that contemplates realization of assets and satisfaction of liabilities in the normal course of business. The Company is in the early stage of operations and has net loss from inception and negative cash flows. These factors raise substantial doubt about the Company’s ability to continue as a going concern. The Company will offer noncash consideration and seek equity lines as a means of financing its operations. If the Company is unable to obtain revenue- producing contracts or financing or if the revenue or financing it does obtain is insufficient to cover any operating losses it may incur, it may substantially curtail or terminate its operations or seek other business opportunities through strategic alliances, acquisitions or other arrangements that may dilute the interests of existing stockholders. However, management cannot provide any assurances that the Company will be successful in accomplishing any of its plans. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

NOTE 4 - RELATED-PARTY TRANSACTIONS

For the nine months ended February 28, 2018, the Company borrowed $44,602 from Photozou Co., Ltd., a Company controlled by Koichi Ishizuka, CEO. For the nine months ended February 28, 2018, the Company repaid $30,937 to Photozou Co., Ltd.. The total due as of February 28, 2018 was $77,735 and was due on demand and non-interest bearing.

For the nine months ended February 28, 2018, the Company had account receivable of $21,277 to Offline Co., Ltd., a Company controlled by Koichi Ishizuka, CEO. The total amount as of February 28, 2018 was $21,277.

For the nine months ended February 28, 2018, the Company had revenue of $20,515 from Offline Co., Ltd., a Company controlled by Koichi Ishizuka, CEO.

For the nine months ended February 28, 2018, the Company rented office space and storage space from the Company’s officer free of charge.

NOTE 5 - CONCENTRATION

Financial instruments, which potentially subject the Company to concentrations of credit risk, consist primarily of purchases of inventory on consignment, accounts receivable and revenue.

Concentration of Purchases

For the nine months ended February 28, 2018, 100% of the purchase of inventory of cameras was handled by Mr. Takaharu Ogami on consignment in the amount of $19,069.

Concentration of Revenues

Net revenues from customers accounting for 10% or more of total revenues are as follows:

For the nine months ended February 28, 2018, 85.6% of the revenue from the sale of cameras was generated from two customers in the amount of $271,104. For the nine months ended February 28, 2018, 100% of the revenue from the sale of cameras was handled by Mr. Takaharu Ogami on consignment.

For the nine months ended February 28, 2018, 84.0% of the service revenue was generated from two customers in the amount of $32,358.

NOTE 6 – COMMITMENTS

On March 17, 2017, the Company entered into an agreement with Telecom Square Taiwan, Inc. (the “Telecom”) whereas the Company will provide management services for a photo contest in consideration of NTD 48,500 ($16,142).

Term of contract

The photo contests shall be held 4 times and the Company shall host and manage the contests through April 30, 2018. The agreement to perform the aforementioned services may be extended with the Telecom’s consent. If the Company delays any service(s) without notice, the Company shall pay a penalty.

Schedule of Services

1st Inspection               June 19, 2017 Degree of completion 25%

2nd Inspection              September 18, 2017 Degree of completion 50%

3rd Inspection               December 18, 2017 Degree of completion 75%

4th Inspection               March 19, 2018 Degree of completion 100%

As of May 31, 2017 no percentage was completed. As of February 28, 2018, 75% was completed.

On May 1, 2017, the Company entered into a consignment agreement with Mr. Takahara Ogami, whereas he is to act as an independent contractor to Photozou Koukoku. The services he is to provide include, but are not limited to, handling the operations of Photozou Koukoku's used camera retail business through purchasing, selling and delivery of cameras by Mr. Ogami. He is compensated JPY 400,000 ($3,600) a month. Unless either party expresses, in writing, their intention to terminate the agreement then it shall run another three months automatically.

The Company considers the sale of the cameras as being sold on consignment through Mr. Ogami’s efforts because he is responsible for the sale and shipping of the cameras at the expense of Photozou Koukoku. Photozou Koukoku is the legal owner of the camera(s) until the point of sale to the purchaser or purchaser(s).

NOTE 7 - SUBSEQUENT EVENTS

On May 31, 2018, we, “Photozou Holdings, Inc.,” also referred to herein as, “the Company,” entered into and consummated a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Koichi Ishizuka, our President, CEO, and Director. At the closing of the Stock Purchase Agreement, Koichi Ishizuka transferred to the Company, 10,000 shares of common stock of Photozou Koukoku Co., Ltd., a Japan corporation (“Photozou Koukoku”), which represented all of its issued and outstanding shares, in consideration of 1,000,000 JPY ($9,174 USD as of the exchange rate May 31, 2018). The Company has since gained a 100% interest in the issued and outstanding shares of Photozou Koukoku’s common stock and Photozou Koukoku is now a wholly owned subsidiary of the Company. The Company and Photozou Koukoku were under common control at the time of the acquisition.

-F14-

The following unaudited pro forma consolidated financial statements are based on our historical consolidated financial statements and Photozou Koukoku's historical financial statements as adjusted to give effect to December 18, 2017May 31, 2018 acquisition of Photozou Koukoku. The unaudited pro forma consolidated balance sheet as of February 28, 2018 gives effect to the acquisition of Photozou Koukoku as if it had occurred on February 28, 2018. The unaudited pro forma consolidated statements of operations for the three months ended February 28, 2018 give effect to the acquisition of Photozou Koukoku as if it had occurred on December 1, 2017. The unaudited pro forma consolidated statements of operations for the year ended November 30, 2017 give effect to the acquisition of Photozou Koukoku as if it had occurred on December 1, 2016. The pro forma combined financial statements do not necessarily reflect what the combined company's financial condition or results of operations would have been had the acquisition occurred on the dates indicated. They also may not be useful in predicting the future financial condition and results of operations of the combined company. The actual financial position and results of operations may differ significantly from the pro forma amounts reflected herein due to a variety of factors.

PHOTOZOU HOLDINGS, INC .
(UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEETS)

	PHOTOZOU	PHOTOZOU			Consolidated
	HOLDINGS,	KOUKOKU
	INC.	CO., LTD.
	February 28, 2018	February 28, 2018		Pro Forma	Pro Forma
	(Unaudited)	(Unaudited)		Adjustment	Result
ASSETS
Current Assets
Cash and cash equivalents	$75,933	$2,378		$(60,766)	$17,545
Prepaid expenses	-	992		-	992
Accounts receivable - trade	-	8,860		-	8,860
Accounts receivable - related party	-	21,277		-	21,277
Inventories	-	19,069		-	19,069

TOTAL CURRENT ASSETS	75,933	52,576		(60,766)	67,743

Property, plant and equipment
Software	-	2,025		-	2,025
Less accumulated depreciation and amortization		(270)		-	(270)

Intangible assets	-	-		-	-

TOTAL PROPERTY, PLANT AND EQUIPMENT	-	1,755		-	1,755

TOTAL ASSETS	$75,933	$54,331		$(60,766)	$69,498

LIABILITIES AND SHAREHOLDERS’ DEFICIT
CURRENT LIABILITIES:
Due to related party	$35,341	$77,735		$-	$113,076
Accrued expenses	-	602		-	602
Deferred income	-	4,218		-	4,218

TOTAL LIABILITIES	35,341	82,555		-	117,896

SHAREHOLDERS’ DEFICIT
Preferred stock ($.0001 par value, 20,000,000 shares authorized;
none issued and outstanding as of February 28, 2018)	-	-		-	-
Common stock ($.0001 par value, 500,000,000 shares authorized,
11,037,300 shares issued and outstanding as of February 28, 2018)	1,104	-		-	1,104
Common stock (No par value, 100,000,000 shares authorized,
10,000 shares issued and outstanding as of February 28, 2018		87	A	(87)	-
Additional paid in capital	107,938	-		(60,679)	47,259
Accumulated deficit	(66,912)	(27,217)		-	(94,129)
Accumulated other comprehensive loss	(1,538)	(1,094)		-	(2,632)

TOTAL SHAREHOLDERS’ DEFICIT	40,592	(28,224)		(60,766)	(48,398)

TOTAL LIABILITIES & STOCKHOLDERS’ DEFICIT	$75,933	$54,331		$(60,766)	$69,498

A) On May 31, 2018, we, “Photozou Holdings, Inc.,” also referred to herein as, “the Company,” entered into and consummated a Stock Purchase Agreement (the “Stock Purchase Agreement”) with Koichi Ishizuka, our President, CEO, and Director. At the closing of the Stock Purchase Agreement, Koichi Ishizuka transferred to the Company, 10,000 shares of common stock of Photozou Koukoku Co., Ltd., a Japan corporation (“Photozou Koukoku”), which represented all of its issued and outstanding shares, in consideration of 1,000,000 JPY ($9,174 USD as of the exchange rate May 31, 2018). The Company has since gained a 100% interest in the issued and outstanding shares of Photozou Koukoku’s common stock and Photozou Koukoku is now a wholly owned subsidiary of the Company. The Company and Photozou Koukoku were under common control at the time of the acquisition.

-F15-

PHOTOZOU HOLDINGS, INC.
(UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS)

	PHOTOZOU		PHOTOZOU		Pro Forma	Consolidated
	HOLDINGS,		KOUKOKU		Adjustment
	INC.		CO., LTD.

	Three months		Three months			Three months
	February 28, 2018		February 28, 2018			February 28, 2018
Revenues
Revenue from cameras sold	$-		$183,665		$-	$183,665
Service revenue	-		19,612		-	19,612

Total revenues	-		203,277		-	203,277

Cost of revenues	-		175,358		-	175,358

Gross profit	-		27,919		-	27,919

Operating Expenses
General and Administrative Expenses	$16,826		$26,833		$-	$43,659

Total Operating expenses	16,826		26,833		-	43,659

NET LOSS	$(16,826)		$1,086		$-	$(15,740)

Other Comprehensive Income
Foreign currency translation adjustment	(1,555)		(1,343)		-	(2,898)

TOTAL COMPREHENSIVE LOSS	$(18,381)		$(257)		$-	$(18,638)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.00)	$		$		$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	11,037,300		-		-	11,037,300

-F16-

PHOTOZOU HOLDINGS, INC.
(UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS)

	PHOTOZOU		PHOTOZOU		Pro Forma	Consolidated
	HOLDINGS,		KOUKOKU		Adjustment
	INC.		CO., LTD.
	For the year Ended		For the period from March 14, 2017 (Inception) through			For the year Ended
	November 30, 2017		November 30, 2017			November 30, 2017
Revenues
Revenue from cameras sold	$-		$133,641		$-	$133,641
Service revenue	-		24,339		-	24,339

Total revenues	-		157,980		-	157,980

Cost of revenues	-		126,594		-	126,594

Gross profit	-		31,386		-	31,386

Operating Expenses
General and Administrative Expenses	$23,027		$59,689		$-	$82,716

Total Operating expenses	23,027		59,689		-	82,716

NET LOSS	$(23,027)		$(28,303)		$-	$(51,330)

Other Comprehensive Income
Foreign currency translation adjustment	17		249		-	266

TOTAL COMPREHENSIVE LOSS	$(23,010)		$(28,054)		$-	$(51,064)

BASIC AND DILUTED NET LOSS PER COMMON SHARE	$(0.00)	$		$		$(0.00)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING, BASIC AND DILUTED	10,570,115		-		-	10,570,115

-F17-

EXHIBITS

Exhibit Number	Description of Exhibit
3.1	Certificate of Incorporation (1)
3.2	Bylaws (1)
10.1	Stock Purchase Agreement (2)

(1) Filed as an exhibit to the Company's Registration Statement on Form 10, as filed with the SEC on January 26, 2015, and incorporated herein by this reference.

(2) Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Photozou Holdings, Inc.

Dated: June 1, 2018

By: /s/ Koichi Ishizuka

Koichi Ishizuka

President and Director